JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNTS A, N, S, U, AND UV

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT B

Supplement dated August 24, 2026 to the Statutory Prospectuses, Updating

Summary Prospectuses, and Initial Summary Prospectuses,

dated April 27, 2026

This Supplement is intended for distribution with the Statutory Prospectuses, Updating Summary Prospectuses, and Initial Summary Prospectuses, as applicable, (each a “Prospectus”) dated April 27, 2026 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. This Supplement must be preceded or accompanied by the Prospectus for your policy. Please retain it for future reference. This Supplement applies to the following policies:

Accumulation Survivorship Variable Universal Life 2020	Majestic Variable Universal Life 2025
Accumulation SVUL	Majestic Variable Universal Life 2025 Employer Market
Accumulation Variable Universal Life	Majestic VCOLIX
Accumulation Variable Universal Life 08	Majestic VULX
Accumulation Variable Universal Life 2014	Medallion Executive Variable Life
Accumulation Variable Universal Life 2019	Medallion Executive Variable Life II
Accumulation Variable Universal Life 2021	Medallion Executive Variable Life III
Accumulation Variable Universal Life 2021 Core	Medallion Variable Universal Life Edge
Accumulation Variable Universal Life 2025	Medallion Variable Universal Life Edge II
Accumulation Variable Universal Life 2025 Employer Market	Medallion Variable Universal Life Plus
Corporate VUL	Performance Executive Variable Life
Corporate VUL 05	Performance Survivorship Variable Universal Life
Corporate VUL 08	Protection SVUL
Majestic Accumulation Variable Universal Life 2019	Protection Variable Universal Life
Majestic Accumulation Variable Universal Life 2021	Protection Variable Universal Life 09
Majestic Performance Survivorship Variable Universal Life	Protection Variable Universal Life 2012
Majestic Performance Variable Universal Life	Protection Variable Universal Life 2017
Majestic Survivorship Variable Universal Life 2020	Protection Variable Universal Life 2021
Majestic Survivorship VULX	Protection Variable Universal Life 2023
Majestic Variable COLI	Simplified Life
Majestic Variable Estate Protection	Variable Estate Protection
Majestic Variable Estate Protection 98	Variable Estate Protection Edge
Majestic Variable Universal Life	Variable Estate Protection Plus
Majestic Variable Universal Life 98	Variable Master Plan Plus

Portfolio Reorganization

The purpose of this Supplement is to notify of a portfolio reorganization. At its meeting held from March 23-26, 2026, the Board of Trustees for the John Hancock Variable Insurance Trust (“JHVIT”) approved a plan of reorganization for vote by affected policyowners. If the plan for reorganization is approved by policyowners, the reorganization will occur at the close of business on or about October 30, 2026 (“Reorganization Date”). On the Reorganization Date, the following “Acquired Portfolios” will be reorganized into the “Acquiring Portfolios”:

Acquired Portfolio	Acquiring Portfolio
Managed Volatility Balanced Portfolio – Series NAV	Lifestyle Balanced Portfolio – Series NAV
Managed Volatility Conservative Portfolio – Series NAV	Lifestyle Conservative Portfolio – Series NAV
Managed Volatility Growth Portfolio – Series NAV	Lifestyle Growth Portfolio – Series NAV
Managed Volatility Moderate Portfolio – Series NAV	Lifestyle Moderate Portfolio – Series NAV

Accordingly, after October 30, 2026, the Lifestyle Balanced Portfolio – Series NAV, Lifestyle Conservative Portfolio – Series NAV, Lifestyle Growth Portfolio – Series NAV, and Lifestyle Moderate Portfolio – Series NAV will replace the Managed Volatility Balanced Portfolio – Series NAV, Managed Volatility Conservative Portfolio – Series NAV, Managed Volatility Growth Portfolio – Series NAV, and Managed Volatility Moderate Portfolio – Series NAV, respectively. After that date, you will no longer be able to allocate policy value or premiums to the Managed Volatility – Series NAV Portfolios. Any policy value or premium allocated to a Managed Volatility – Series NAV Portfolio will be allocated to the corresponding Lifestyle – Series NAV Portfolio.

Please note the following information regarding the Reorganization:

●

For forty-five (45) days before the Reorganization Date, you may make a one-time transfer of any or all policy value allocated to the Acquired Portfolio to any other Variable Investment Option available under your Policy without the transfer counting against the monthly transfer limit.

●

For forty-five (45) days after the Reorganization Date, you may transfer any policy value allocated to the Acquiring Portfolio to any Variable Investment Option available under your Policy without the transfer counting against the monthly transfer limit.

●	A transfer request may be made through our website at JohnHancock.com/lifeaccount, by sending in a transfer request form, or by telephone at 800-732-5543.

●

The Acquiring Portfolio will replace the Acquired Portfolio in any standing allocation instructions that you have on file. If you are currently enrolled in a dollar cost averaging or asset allocation balancer program and have designated an amount to be transferred monthly into the Acquired Portfolio, after the Reorganization Date, that amount that you have designated to the Acquired Portfolio will be transferred to the Acquiring Portfolio. You should work with your investment professional to determine if your existing allocation instructions should be changed before or after the Reorganization Date.

You should read this supplement together with the prospectus for the Policy you purchased and retain both documents for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL 08/2026

333-85284	333-233647	333-131134	333-238712	333-164162
333-124150	333-233648	333-132905	333-126668	333-164164
333-131299	333-236446	333-141693	333-152409	333-164163
333-141692	333-236447	333-148992	333-164150	333-164165
333-148991	333-248502	333-151631	333-164151	333-164166
333-151630	333-254210	333-152407	333-164152	333-164167
333-152406	333-254211	333-152408	333-164153	333-164168
333-153252	333-265436	333-153253	333-164156	333-164169
333-157212	333-266659	333-157213	333-164154	333-286256
333-179570	333-281927	333-179571	333-164155	333-286257
333-193994	333-281928	333-193995	333-164171
333-194818	333-127543	333-235396	333-164173
333-217721	333-131139	333-235397	333-164161